WELLS FARGO BANK                                                TERM NOTE

$10,000,000.00                                                  Phoenix, Arizona
                                                                October 1, 1993

     FOR VALUE RECEIVED, the undersigned KNIGHT TRANSPORTATION, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Arizona RCBO #03839, 100 West Washington, Phoenix, AZ 85003, or at such other place as the holder hereof may designate in lawful money of the United States of America and n immediately available funds, the principal sum of $10,000,000,00, with interest thereon as set forth herein.

INTEREST/FEES:

     (a) INTEREST. The outstanding principal balance of this Note shall bear interest at the rate of 5.75000% per annum (computed on the basis of a 360-day year, actual days elapsed).

     (b) DEFAULT INTEREST. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

     (c) COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all principal and interest due hereunder by charging Borrower's demand deposit account number 4159-518950 with Bank, or any other demand deposit account maintained by any Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

REPAYMENT AND PREPAYMENT:

     (a) REPAYMENT. Principal and interest shall be payable on the 1ST day of each MONTH in installments or $192,558.23 each, commencing NOVEMBER 1, 1998, and continuing up to and including SEPTEMBER 1, 2003, with a final installment consisting of all remaining unpaid principal and accrued interest due and payable in full on OCTOBER 1, 2003.

     (b) PREPAYMENT. Borrower may prepay principal on this Note at any time in the minimum amount of $100,000.00; provided however, that if the outstanding principal balance of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance hereof. In consideration of Bank providing this prepayment option to Borrower, or if this Note shall become due and payable at any time prior to the maturity date hereof by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum or the discounted monthly differences for each month from the month of prepayment through the month in which this Note matures, calculated as follows for each such month:

     (i) DETERMINE the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the scheduled maturity date hereof.

     (ii) SUBTRACT from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of this Note at the Money Market Funds Rate in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

     (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by the Money Market Funds Rate used in (ii) above.

     Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum 2.000% above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

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
     The "Money Market Funds Rate" means the rate per annum which Bank estimates and quotes to its borrowers as the rate, adjusted for reserve requirements, federal deposit insurance and any other amount which Bank deems appropriate, at which funds in the amount of a loan and for a period of time comparable to the term of such loan are available for purchase in the money market on the date such loan is made with the understanding that the Money Market Funds Rate is Bank's estimate only and that Bank is under no obligation to actually purchase and/or match funds for any transaction. This rate is not fixed by or related in any way to any rate that Bank quotes or pays for deposits accepted through its branch system.

     All prepayments of principal shall be applied on the most remote principal installment or installments then unpaid.

EVENTS OF DEFAULT:

     Any default in the payment or performance of any obligation under this Note, or any defined event of default under any loan agreement now or at any time hereafter in effect between Borrower and Bank (whether executed prior to, concurrently with or at any time after this Note), shall constitute an "Event of Default" under this Note.

MISCELLANEOUS:

     (a) REMEDIES. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal, interest, fees and charges outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) OBLIGATIONS JOINT AND SEVERAL. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the state of Arizona.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

KNIGHT TRANSPORTATION, INC.


By: /s/ Clark Jenkins
    ---------------------------------
    CLARK JENKINS
    CHIEF FINANCIAL OFFICER/SECRETARY


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
WELLS FARGO BANK                                              DISBURSEMENT ORDER

DATE:  OCTOBER 1, 1998

OFFICE: ARIZONA RCBO #03839, 100 WEST WASHINGTON, PHOENIX, AZ 85003

Wells Fargo Bank, National Association, is hereby authorized to pay the proceeds of the credit accommodation to the undersigned granted in the principal amount of $10,000,000.00 to the order of:

                           NAME                                  AMOUNT
                           ----                                  ------

                                                           $
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                                                           $
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                                                           $
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                                                           $
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                                                           $
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                                                           $
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KNIGHT TRANSPORTATION, INC.

By: /s/ Clark Jenkins
    ---------------------------------
    CLARK JENKINS
    CHIEF FINANCIAL OFFICER/SECRETARY

WELLS FARGO BANK                                 CORPORATE RESOLUTION: BORROWING

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

     RESOLVED: That this corporation, KNIGHT TRANSPORTATION, INC., proposes to obtain credit from time to time, or has obtained credit, from Wells Fargo Bank, National Association ("Bank").

     BE IT FURTHER RESOLVED, that any one of the following officers:

     CHAIRMAN, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER, SECRETARY, PRESIDENT

     together with any ONE of the following officers:

     NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

     (a) To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver to Bank such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

     (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

     (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements, security agreements and/or other related documents as Bank shall require.

     (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the- purposes of this resolution and/or to perfect or continue the rights, remedies and security interests to be given to Bank pursuant hereto, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $20,100,000.00 outstanding and unpaid.

     Loans made pursuant to a special resolution and loans made by offices of Bank other than the office to which this resolution is delivered shall be in addition to foregoing limitation.

     BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

                                  CERTIFICATION

     I, CLARK JENKINS, Secretary of KNIGHT TRANSPORTATION, INC., a corporation created and existing under the laws of the state of ARIZONA, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on , at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

     IN WITNESS WHEREOF, I have hereunto set my hand and, if required by Bank affixed the corporate seal of said corporation, as of


                                             /s/ Clark Jenkins
                                             ----------------------------------
                                                  CLARK JENKINS, Secretary

(SEAL)

To:      Wells Fargo Bank,
         National Association
         100 West Washington
         Phoenix, AZ 85003

Re: KNIGHT TRANSPORTATION, INC. ("Borrower")

        Attn:
             -------------------------------------

     The undersigned is the Chief Financial Officer* of Borrower. In said capacity, the undersigned hereby certifies to Wells Fargo Bank, National Association ("Bank") that (a) the financial statement of Borrower dated as of June 30, 1998, heretofore or concurrently herewith delivered by Borrower to Bank, and all schedules and footnotes thereto, are true and correct, and have been prepared in accordance with generally accepted accounting principles, and
(b) as of the date hereof, there exists no default or defined Event of Default under any loan agreement, promissory note or any other document in effect with respect to any credit accommodation granted by Bank to Borrower.

Dated: Oct. 1, 1998                         KNIGHT TRANSPORTATION, INC.

                                            By: /s/ Clark Jenkins
                                                --------------------------------
                                            Title: Chief Financial Officer

* Insert the title of the signer who must be an officer of Borrower authorized to borrow under the most current Corporate Borrowing Resolution delivered by Borrower to Bank.